UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 20, 2002

                      COMTEX NEWS NETWORK, INC.
     (Exact name of registrant as specified in its charter)

       New York                     0-10541              13-3055012
(State or other jurisdiction  (Commission File No.)  (I.R.S. Employer
      of incorporation)                              Identification No.)




Registrant's telephone number, including area code:  (703) 820-2000



                       Not Applicable
  (Former name or former address, if changed since last report)

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Item 5.        Other Events.

      On December 20, 2002, Comtex News Network, Inc. issued a press release announcing that Stephen W. Ellis has been appointed to the position of Chairman of the Board of Directors, effective immediately. Dr. C.W. Gilluly, who served as Chairman since 1992, will become Vice Chairman. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.        Exhibits.

Exhibit 99.1    Press  Release, dated December 20, 2002, entitled
               "Stephen W. Ellis Named Chairman of Comtex."


                        SIGNATURE

                                   COMTEX NEWS NETWORK, INC.


DATE:  December 20, 2002           By:  /s/ Charles W. Terry
                                   Charles W. Terry
                                   President and Chief Executive Officer


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